UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2024

POWERFLEET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39080	83-4366463
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PWFL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2024, Powerfleet, Inc. (the “Company”) received written notice (the “Nasdaq Notification Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it did not timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”), as required for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5250(c)(1). Under Nasdaq rules, the Company has 60 calendar days from the date of the Nasdaq Notification Letter to submit to Nasdaq a plan to regain compliance with Nasdaq Listing Rule 5250(c)(1). The Company continues to work diligently to complete the 2023 Form 10-K and plans to file the 2023 Form 10-K later this month to regain compliance with Nasdaq Listing Rule 5250(c)(1).

The Company’s common stock will continue to be listed and traded on The Nasdaq Global Market during the 60-day grace period, subject to our compliance with the other continued listing requirements of The Nasdaq Global Market.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 5, 2024, the audit committee of the board of directors of the Company (the “Audit Committee”), following a comprehensive review with the Company’s management, concluded that the Company’s previously released financial statements for the fiscal years ended December 31, 2021 and 2022, and for each of the interim periods during the 2022 and 2023 fiscal years (collectively, the “Non-Reliance Periods”), should no longer be relied upon. During the final stages of the preparation for filing of the Company’s financial statements for the year ended December 31, 2023, management concluded that the accounting treatment relating to the redemption premium associated with the Company’s Series A convertible preferred stock (the “Series A Preferred Stock”) required correction to comply with U.S. generally accepted accounting principles. Specifically, the Company currently estimates that the corrections are expected to result in increases in “net loss attributable to common stockholders” by approximately $5 million, $6 million and $5 million for each of the fiscal years ended December 31, 2021, December 31, 2022 and nine months ended September 30, 2023, respectively, increases in “convertible redeemable preferred stock” by approximately $11 million, $16 million and $21 million as of December 31, 2021, December 31, 2022 and September 30, 2023, respectively, and decreases in “additional paid-in capital” by approximately $11 million, $16 million and $21 million as of December 31, 2021, December 31, 2022 and September 30, 2023, respectively. The corrections for the Series A Preferred Stock are not expected to adversely impact previously reported revenues, net loss, cash flows or adjusted EBITDA for the Non-Reliance Periods.

The Audit Committee concluded that it is appropriate to correct the errors in accounting in the Company’s financial statements for the Non-Reliance Periods included in the applicable Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K for the Non-Reliance Periods, filed with the Securities and Exchange Commission (the “SEC”), by restating such financial information as the impact of the errors in the financial statements are material to the financial statements for the Non-Reliance Periods (the “Restatement”). In addition, the Company expects to further revise the financial statements for the Non-Reliance Periods to make other unrelated and immaterial revisions. The Company will disclose in the 2023 Form 10-K the restated financial statements for the Non-Reliance Periods. As a result, the financial statements for the Non-Reliance Periods should no longer be relied on. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s financial statements and other related financial information covering the Non-Reliance Periods should no longer be relied upon.

Management has assessed the effect of the Restatement on the Company’s internal control over financial reporting and its disclosure controls and procedures. As a result of the analysis of the cause of the Restatement, the Company expect to report a material weakness. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weaknesses, the Company continues to believe that its internal control over financial reporting was not effective, and its disclosure controls and procedures were not effective for the Non-Reliance Periods.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with Ernst & Young LLP, the Company’s independent registered public accounting firm.

Item 7.01. Regulation FD Disclosure.

On April 5, 2024, the Company issued a press release disclosing the Company’s receipt of the Nasdaq Notification Letter and the restatement of its financial statements for the Non-Reliance Periods. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

The information in this report is being furnished pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2. of Form 8-K, the information in this report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements made in this report (including Exhibit 99.1 attached hereto) constitute forward-looking statements within the meaning of the federal securities laws. All statements contained in this report that do not relate to matters of historical fact should be considered forward-looking statements. For example, forward-looking statements include, without limitation, statements regarding the Company’s anticipated filing of the 2023 Form 10-K, the details of the accounting restatement and the expected impact of such restatement on the Non-Reliance Periods. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees and are subject to risks described from time to time in the Company’s periodic filings with the SEC. The forward-looking statements included in this report are made only as of the date of this report, and, unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated April 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERFLEET, INC.

By:	/s/ David Wilson
Name:	David Wilson
Title:	Chief Financial Officer

Date: April 5, 2024